Exhibit 99.16

                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                   July, 1998
           Series 1998-6B, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                7.461168
                                                        ----------------------
       Weighted average maturity                                       353.52
                                                        ----------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
       1.
                                Principal
              Principal Per  Prepayments Per   Interest Per
      Class    Certificate     Certificate      Certificate       Payout Rate
      -----    -----------     -----------      -----------       -----------
       2PO   $   0.97822798  $    0.09885263  $   0.00000000   %   0.00000000
       2A1   $ 112.80788923  $  105.27485231  $   4.95249846   %   6.74999813
       2A2   $  17.50425899  $   16.33536692  $   5.52064904   %   6.75000006
       2A3   $  14.57234563  $   13.59923960  $   5.53812746   %   6.74999997
       2A4   $   0.00000000  $    0.00000000  $   5.62500023   %   6.75000027
       2A5   $   0.00000000  $    0.00000000  $   5.62500031   %   6.75000037
       2A6   $   0.00000000  $    0.00000000  $   5.45833353   %   6.55000024
       2A7   $   0.00000000  $    0.00000000  $   6.12500060   %   7.35000072
       2A8   $   0.00000000  $    0.00000000  $   5.62500000   %   6.75000000
       2M    $   0.77674395  $    0.00000000  $   5.61201722   %   6.75000021
       2B1   $   0.77674454  $    0.00000000  $   5.61201838   %   6.75000161
       2B2   $   0.77674609  $    0.00000000  $   5.61201498   %   6.74999751
       2B3   $   0.77674454  $    0.00000000  $   5.61201838   %   6.75000161
       2B4   $   0.77674454  $    0.00000000  $   5.61201072   %   6.74999240
       2B5   $   0.77674397  $    0.00000000  $   5.61201754   %   6.75000061

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                         Accrual Amount
     Class
       N/A             $        N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            69,485.00
                                                               -----------------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       318,918,780.67
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                1,018
                                                               -----------------
       3.
        Beginning Aggregate   Ending Aggregate        Ending
         Class Certificate    Class Certificate  Single Certificate
Class    Principal Balance    Principal Balance       Balance            Cusip
-----    -----------------    -----------------       -------            -----
2PO    $         171,395.62  $       171,227.49  $           996.25    GEC986PO2
2A1    $       2,861,444.35  $     2,494,818.71  $           767.64    36158GBS6
2A2    $      78,707,279.29  $    77,303,525.24  $           963.94    36158GBT4
2A3    $     124,054,055.75  $   122,217,940.21  $           969.98    36158GBU1
2A4    $      21,909,000.00  $    21,909,000.00  $         1,000.00    36158GBV9
2A5    $      16,135,000.00  $    16,135,000.00  $         1,000.00    36158GBW7
2A6    $      24,879,000.00  $    24,879,000.00  $         1,000.00    36158GBX5
2A7    $       8,293,000.00  $     8,293,000.00  $         1,000.00    36158GBY3
2A8    $      32,500,000.00  $    32,500,000.00  $         1,000.00    36158GBZ0
SUP2   $     313,042,194.75  $   309,435,184.08  $           976.54    GE986SUP2
2M     $       6,024,063.81  $     6,019,373.83  $           996.92    36158GCA4
2B1    $       2,604,973.60  $     2,602,945.52  $           996.92    36158GCB2
2B2    $       1,465,609.43  $     1,464,468.39  $           996.92    36158GCC0
2B3    $       1,302,486.80  $     1,301,472.76  $           996.92    36158GCH9
2B4    $         651,243.40  $       650,736.38  $           996.92    36158GCJ5
2B5    $         977,032.80  $       976,272.14  $           996.92    36158GCK2

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             3        Principal Balance  $        946,139.97
                               --------                       ----------------
       2.   60-89 days
            Number             0        Principal Balance  $              0.00
                               --------                        ----------------
       3.   90 days or more
            Number             0        Principal Balance  $              0.00
                               --------                        ----------------
       4.   In Foreclosure
            Number             0        Principal Balance  $              0.00
                               --------                        ----------------
       5.   Real Estate Owned
            Number             0        Principal Balance  $              0.00
                               --------                        ----------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                           $              0.00
                                                                 --------------

        7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                 2A6             %               6.55000024
                 2A7             %               7.35000072

E.     Other Information:

       1.   Special Hazard Loss Amount:                     $              0.00
                                                               -----------------

       2.   Bankruptcy Loss Amount:                         $              0.00
                                                               -----------------

       3.   Fraud Loss Amount:                              $              0.00
                                                               -----------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.00000000
                                                                     -----------

     F.   Ending Notional Component Balances (if applicable):

                           Ending Notional Balance
       Class
        N/A             $              N/A

     Ending Component Principal Balances (if applicable):

                                  Ending Component Balance
        Class
        N/A             $              N/A